UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2023

PARTS iD, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38296	81-3674868
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Corporate Drive

Suite C

Cranbury, New Jersey 08512

(Address of Principal Executive Offices, including Zip Code)

(609) 642-4700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Class A Common Stock	ID	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

As previously disclosed in the Current Report on Form 8-K filed by PARTS iD, Inc., a Delaware corporation (the “Company”) on July 17, 2023, the Company entered into a Securities Purchase Agreement (as amended “the Lind Purchase Agreement”) with Lind Global Fund II LP (“Lind”) pursuant to which the Company issued and sold, in a private placement, (A) a senior secured convertible promissory note in the aggregate principal amount of $5,367,500 (the “Lind Note”) and (B) 12,837,838 warrants to purchase shares of the Company’s Class A common stock (the “Common Stock”) at an exercise price of $0.50 per share (the “Lind Warrant”).

As previously disclosed in a Notification of Late Filing on Form 12b-25 filed with the SEC on November 14, 2023, the Company was unable to file its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023 (the “Quarterly Report”) by the applicable due date for such report (the “10-Q Reporting Default”). The Company requires additional time to finalize its financial statements for the quarterly period ended September 30, 2023 in order to complete certain open audit and technical accounting matters.

Under the Lind Purchase Agreement and the Lind Note, the 10-Q Reporting Default is considered an Event of Default (as defined in Section 2.1 of the Lind Note and Section 7.1 of the Lind Purchase Agreement). Unless waived by Lind, the foregoing event would constitute a breach of the Lind Purchase Agreement and the Lind Note that result in certain remedies being available to Lind, including but not limited to, the Company being obligated to pay to Lind 110% of the outstanding principal amount of the Lind Note or that Lind may demand that all or a portion of the outstanding principal amount of the Lind Note be converted into shares of Common Stock at the lower of (i) the then-current Conversion Price (as defined in the Lind Note) and (ii) 80% of the average of the three (3) lowest daily VWAPs during the 20 trading days prior to the delivery by Lind of the applicable notice of conversion. Lind may also exercise or otherwise enforce any one or more of its rights, powers, privileges, remedies and interests under the Lind Note, the Lind Purchase Agreement, the other Transaction Documents (as defined in the Lind Purchase Agreement) or applicable law.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 21, 2023, the Company received written notice (the “Notice”) from the NYSE American LLC (the “NYSE American”) indicating that the Company is not in compliance with the NYSE American’s continued listing standards because the Company did not timely file its Quarterly Report on Form 10-Q for the quarter September 30, 2023 (the “Form 10-Q”), which was due on November 20, 2023.

In accordance with Section 1007 of the NYSE American Company Guide, the Company will have six months from the date of the Notice (the “Initial Cure Period”), to file the Form 10-Q with the Securities and Exchange Commission (the “SEC”). If the Company fails to file the Form 10-Q during the Initial Cure Period, the NYSE American may, in its sole discretion, provide an additional six-month cure period (the “Additional Cure Period”). The Company can regain compliance with the NYSE American’s continued listing standards at any time during the Initial Cure Period or Additional Cure Period, as applicable, by filing the Form 10-Q and any subsequent delayed filings with the SEC.

Reference is made to the Notification of Late Filing on Form 12b-25 filed by the Company with the SEC on November 14, 2023 (the “Form 12b-25”) reporting that it required additional time to complete the Form 10-Q. Although the Company has dedicated significant resources to the completion of finalizing its consolidated financial statements and related disclosures for inclusion in the Form 10-Q, the Company was unable to file the Form 10-Q by November 20, 2023, the extension period provided by the Form 12b-25. Additional time is needed by the Company to complete its review of the financial statements included in the Form 10-Q in order to ensure a complete, accurate Form 10-Q. The Company intends to file the Form 10-Q as soon as practicable and in any event within the above-referenced six-month period.

The Notice has no immediate effect on the listing of the Company’s securities on the NYSE American. There can be no assurance, however, that the Company will be able to regain compliance with the listing standards discussed above.

Item 8.01 Other Events.

On November 27, 2023, in accordance with the NYSE American’s procedures, the Company issued a press release discussing the matters disclosed in Item 3.01 above. A copy of the press release is included herewith as Exhibit 99.1, which is incorporated by reference into this Item 8.01.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events, such as the Company’s expectations concerning the 10-Q Reporting Default and its ability and the anticipated timing for curing the 10-Q Reporting Default by filing the delinquent report. In some cases, you can identify forward-looking statements by terminology such as “intends,” “plans,” and “will,” or the negative of these terms or variations of them or similar terminology. We have based these forward-looking statements on our current expectations and assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate under the circumstances. However, whether actual results and developments will conform with our expectations and predictions is subject to a number of risks and uncertainties, many of which are beyond our control, including the Company’s ability to complete its delinquent report; the Company’s ability to regain compliance with the Lind Purchase Agreement and the Lind Note within the applicable cure periods; the Company’s ability to continue to comply with applicable covenants under the Lind Purchase Agreement, the Lind Note and the Lind Warrant; the Company’s ability to meet the continued listing requirements of the NYSE American and to maintain the listing of our securities thereon; and the other factors under the heading “Risk Factors” in our Annual on Form 10-K filed with the SEC on April 17, 2023, our Quarterly Reports on Form 10-Q filed on May 22, 2023 and August 15, 2023 and in other filings that the Company has made and may make with the SEC in the future. All of the forward-looking statements made in this Current Report on Form 8-K are qualified by these cautionary statements. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on the Company or our business or operations. Such statements are not intended to be a guarantee of future performance and actual results or developments may differ materially from those projected in the forward-looking statements. You should not place undue reliance on these forward-looking statements, which are made only as of the date of this Current Report on Form 8-K. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed as part of this report:

Exhibit No.	Description
99.1	PARTS iD, Inc. News Release dated November 27, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PARTS ID, INC.

Date: November 27, 2023	By:	/s/ Lev Peker
		Name:	Lev Peker
		Title:	Chief Executive Officer

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